CONFIDENTIAL TREATMENT REQUESTED

  EXHIBIT 10.6

SUBLICENSE AGREEMENT

This Sublicense Agreement (the “Agreement”) is made and signed as of June 27, 2018 (the “Effective Date”) by and between MabVax Therapeutics Holdings, Inc., with a principal place of business at 11535 Sorrento Valley Road, Suite 400, San Diego, CA 92121 (“MabVax”), on the one hand, and Y-mAbs Therapeutics Inc., with a principal place of business at 230 Park Avenue, Suite 3350, New York, NY 10169 (“YmAbs”), on the other hand. MabVax and YmAbs are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

Recitals

Whereas, MabVax and Sloan-Kettering Institute for Cancer Research, (“SKI”) have entered into that certain Exclusive License Agreement dated June 30, 2008 and amended on May 11, 2011 (and subject to the side letter agreement of even date hereof (the “Side Letter”) of MabVax and SKI), under which SKI granted MabVax an exclusive license under SKI’s rights in the invention that is the subject of the disclosure entitled “Polyvalent Conjugate Vaccines for Cancer (SK#14491),” and patent rights thereon (the “SKI License Agreement”);

Whereas, MabVax desires to grant to YmAbs, and YmAbs desires to obtain, a sublicense under MabVax’s interest and rights in, to, and under such patent rights for use in developing and commercializing a vaccine against neuroblastoma; and

Whereas, SKI and MabVax have agreed to amend certain terms of the SKI License Agreement with respect to, among other things, the obligations hereby assumed by YmAbs or its sublicensees in accordance with the Side Letter of MabVax and SKI.

Agreement

Now, Therefore, in consideration of the foregoing and the covenants and promises contained in this Agreement and intending to be legally bound, the Parties agree as follows:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, shall have the same meanings in both their singular and plural forms:

1.1
“Affiliate” means a corporation, partnership, trust or other entity that directly, or indirectly through one or more intermediates, controls, is controlled by or is under common control with a specified Party but only for so long as such relationship exists. For such purposes, “control”, “controlled by”, and “under common control with” shall mean the possession of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting equity, voting member or partnership interests, control of a majority of the board of directors or other similar body, by contract, or otherwise, including without limitation, in the case of a corporation, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting shares.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.2
“Control” means, with respect to items, information, or intellectual property rights (including patents, patent applications and/or know-how), possession by a Party of the power and authority, whether arising by ownership, license, or other authorization, to grant and authorize the licenses or sublicenses, as applicable, under such items, information, or intellectual property rights (including patents, patent applications and/or know-how) of the scope granted to the other Party in this Agreement.

1.3
“FDA” means the United States Food and Drug Administration.

1.4
“Field” means the prevention or treatment of neuroblastoma by means of administering a bi-valent ganglioside vaccine.

1.5
“Know-How” means ideas, inventions, discoveries, trade secrets, know how, improvements, data, and information (which as of the Effective Date are not subject to a patent or patent application), together with all experience, data, formulas, procedures, and results, and improvements thereon, that (a) exist as of the Effective Date, (b) are under the Control of MabVax, and (c) are listed on Exhibit B.

1.6
“Licensed Process” means any process which either (a) is covered in whole or in part by the Patent Rights, (b) would infringe a Valid Claim but for this Agreement, or (c) uses Know-How, in each case, in any country in which such process is practiced.

1.7
“Licensed Product” means any product or part thereof which: (a) either (i) is covered in whole or in part by the Patent Rights; (ii) would infringe a Valid Claim but for this Agreement; or (iii) uses Know-How, in each case, in the country in which any product or part thereof is made, leased, used or sold; or (b) is manufactured using a Licensed Process.

1.8
“Net Income” means [***].

1.9
“Patent Rights” means: (a) the United States and foreign patents and patent applications listed in Exhibit A which is a subset of the patents and patent applications licensed to MabVax in the SKI License Agreement; (b) United States and foreign patents issued from the applications listed in Exhibit A, and from divisionals and continuations of these applications; (c) claims of U.S. and foreign continuation-in-part applications, and of the resulting patents, which are directed to subject matter specifically described in or entitled to or claim priority on the U.S. and foreign patent applications listed in Exhibit A; and (d) any reissues, extensions, substitutions, re-examinations, supplementary protection certificates, and patents of addition of patents and patent applications described in (a), (b), or (c) above.

1.10
“Priority Review Voucher” means a voucher issued to YmAbs under the United States Congress Rare Pediatric Disease Priority Review Voucher Program, effectuated by the FDA under Section 529 to the Federal Food, Drug, and Cosmetic Act as part of a rare pediatric disease product application made by YmAbs for a Licensed Product only.

1.11
“Territory” means worldwide.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.12
“Valid Claim” means any claim of an issued and unexpired patent within the Patent Rights that has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal.

ARTICLE 2. GRANT

2.1
Sublicense. Subject to the terms and conditions of this Agreement and the SKI License Agreement, MabVax hereby grants to YmAbs under all rights granted to it under the SKI License Agreement including the Patent Rights and Know-How, an exclusive (even to MabVax), worldwide sublicense, including the right to grant sublicenses, to develop, make, have made, use, sell, offer to sell, import, and export Licensed Products in the Field in the Territory and to use the Know-How in connection therewith. For clarity, the Parties intend that YmAbs shall have the right to practice all rights granted to MabVax under the SKI License Agreement to the extent applicable to the exploitation of the Licensed Products in the Field in the Territory.

2.2
The SKI License Agreement. YmAbs acknowledges that the rights granted to YmAbs under this Agreement that constitute a sublicense under the SKI License Agreement are, in addition to being limited by and are subject to the terms and conditions of this Agreement, further limited by the terms and conditions of the SKI License Agreement. Notwithstanding Article 8, pursuant to the SKI License Agreement, YmAbs acknowledges that MabVax will furnish to SKI a true and complete copy of this Agreement and any current and future amendments thereto.

2.3
Incorporation by Reference. MabVax and YmAbs hereby agree that the SKI License Agreement is incorporated into this Agreement by reference and made a part hereof, and the terms and conditions of the SKI License Agreement shall govern the sublicense from MabVax to YmAbs pursuant to Section 2.1, provided however that it is understood and agreed that YmAbs’ obligations resulting from such incorporation of the SKI License Agreement shall never exceed those described in Section 3.4 below (for clarity, such incorporation does not limit payment obligations owed by YmAbs to MabVax directly). Nothing in this Agreement shall be deemed to grant to YmAbs any rights under the rights sublicensed to it under the SKI License Agreement beyond those MabVax has the right to grant to YmAbs pursuant to the SKI License Agreement.

2.4
Transfer of Know-How. Within thirty (30) days after the Effective Date, MabVax shall deliver to YmAbs the materials and information set forth in Exhibit B. The Parties acknowledge and agree that YmAbs will obtain directly from SKI additional information and know-how relating to an investigator-sponsored clinical trial of Licensed Products in the Field conducted by SKI, and that such information and know-how is not included in the Know-How.

2.5
Transfer of [***]. Any and all supply of the [***] owned by MabVax as of the Effective Date shall be transferred to YmAbs within fifteen (15) days after the Effective Date at no charge to YmAbs.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 3. CONSIDERATION & DILIGENCE OBLIGATIONS

3.1
Upfront Payment. In partial consideration for the rights granted to YmAbs under this Agreement, YmAbs shall pay to MabVax a one-time, non-refundable payment of seven hundred thousand U.S. dollars ($700,000) within five (5) days after YmAbs’ receipt of the Know-How pursuant to Section 2.4.

3.2
Continuation Payment. In partial consideration for the rights granted to YmAbs under this Agreement, YmAbs shall pay to MabVax a one-time, non-refundable payment of six hundred thousand U.S. dollars ($600,000) within five (5) days after the first anniversary of the Effective Date, provided that no notice of termination of this Agreement has been made by YmAbs before such date.

3.3
Priority Review Voucher Revenue Share.

(a)
In partial consideration for the rights granted to YmAbs under this Agreement, YmAbs shall pay MabVax a one-time amount equal to [***] percent ([***]%) of [***] for the sale by YmAbs of one Priority Review Voucher.

(b)
YmAbs will use [***] to obtain the Priority Review Voucher set forth in Section 3.3(a) and thereafter to sell such Priority Review Voucher.

3.4
Assumed Obligations. In consideration for the rights granted to YmAbs under this Agreement, YmAbs agrees that it shall solely be responsible for the amounts payable by MabVax to SKI and the other obligations of MabVax to SKI pursuant to the SKI License Agreement to the extent incurred after the Effective Date and solely (i) arising out of YmAbs’ exercise of its sublicense under the SKI License Agreement and (ii) to the extent applicable to Licensed Products in the Field, including without limitation those that are set forth in Exhibit C (the “Assumed Obligations”). Such payments shall be made in accordance with Sections 5.5 and 5.6 of the SKI License Agreement, applied mutatis mutandis as if such payments were payable by MabVax to SKI. YmAbs confirms that it has received a copy of and reviewed a copy of the SKI License Agreement, and covenants that it shall perform all obligations of MabVax to the extent incurred after the Effective Date and solely (i) arising out of YmAbs’ exercise of its sublicense under the SKI License Agreement and (ii) to the extent applicable to Licensed Products in the Field.

3.5
Clarification. For clarity, no development milestones or royalties are payable by YmAbs to MabVax under this Agreement in consideration for the rights granted by MabVax under this Agreement. Any payments payable by MabVax to SKI under the SKI License Agreement arising as a result of payments made by YmAbs to MabVax under this Agreement shall be of no concern to YmAbs. For clarity, this Section 3.5 does not supersede the Assumed Obligations in Section 3.4. Further, for clarity it is noted that YmAbs shall not assume any obligations of MabVax to make payments to SKI under clause 4 of the Side Letter.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

3.6
Diligence Milestones. YmAbs agrees to use [***] to:

(a)
[***] within [***] from the Effective Date of this Agreement;

(b)
[***] within [***]from the Effective Date of this Agreement; and

(c)
make (or have made) the [***] from the Effective Date of this Agreement.

ARTICLE 4. RECORDS

4.1
Records. YmAbs will keep, and cause its Affiliates and sublicensees to keep, full, complete and proper records and accounts of the sales of Priority Review Vouchers in sufficient detail to enable the payment set forth in Section 3.3(a) to be determined.

ARTICLE 5. INTELLECTUAL PROPERTY

5.1
Prosecution. As of the Effective Date, [***] is responsible for the prosecution and maintenance of the Patent Rights under the supervision of [***]. [***].

5.2
Cooperation. [***] shall fully cooperate with and assist [***] in performing activities reasonably required for filing and prosecuting patent, trademark and copyright applications and otherwise protecting [***] rights to any of the Know-How. In this regard, [***] shall execute such filings, assignments and other documents as [***] deems necessary. [***] will reimburse [***] for all reasonable costs and expenses incurred in performing [***] obligations under this Section 5.2.

5.3
Enforcement.

(a)
[***] shall have the first right (but not the obligation) to institute, prosecute, and control any action or proceeding with respect to any infringement of Patent Rights, at [***]’ expense and by counsel of its own choice, in [***] own name and under [***] direction and control, including the right to control the defense of any challenges to such Patent Rights as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions. [***] shall cooperate in the institution and prosecution of such infringement suit, including without limitation consenting to being joined in such infringement suit as a party plaintiff.

(b)
If [***] determines not to institute an action or proceeding with respect to a given infringement of Patent Rights, it shall notify and consult with [***] of such decision, and [***] shall thereupon have the right (but not the obligation) to institute an action or proceeding with respect to such infringement, at [***] expense with counsel of its choice, [***]. If [***] does not institute such action or proceeding [***], then [***] shall thereupon have the right (but not the obligation) to institute such action or proceeding, at [***] expense with counsel of its choice. If either [***] or [***] determines to undertake such action or proceeding, [***] any such action or proceeding as a party at [***] or [***], as applicable, if doing so is necessary for the purposes of establishing standing.

(c)
[***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

5.4
SKI License Agreement. Notwithstanding the foregoing provisions of this Section 5, the provisions of the SKI License Agreement shall control with respect to intellectual property rights and responsibilities should they conflict with this Section 5.

ARTICLE 6. TERM AND TERMINATION

6.1
Term. The term of this Agreement shall commence on the Effective Date and, unless this Agreement is earlier terminated in accordance with the provisions herein, shall subject to Section 6.4 below end on the expiration or termination date of the SKI License Agreement.

6.2
Termination for Material Breach. If either Party commits a material breach of this Agreement, then the other Party may give the breaching Party written notice of default and intent to terminate. The non-breaching Party shall be entitled to terminate this Agreement if the breaching Party fails to cure the default within sixty (60) days of receiving such written notice.

6.3
Termination at Will. YmAbs shall have the right to terminate this Agreement at will upon [***] advance written notice to MabVax.

6.4
Termination of SKI License Agreement. This Agreement shall terminate upon the expiration or termination of the SKI License Agreement, provided that if YmAbs is in material compliance with this Agreement as of such termination date, then this Agreement shall be assumed by SKI on the terms negotiated hereunder as provided in Section 14.5 of the SKI License Agreement, provided that SKI shall not be liable to YmAbs with respect to any obligations of MabVax to YmAbs that exceed the obligations of SKI to MabVax under the SKI License Agreement.

6.5
Effect of Termination or Expiration.

(a)
All rights and licenses granted to YmAbs under this Agreement shall terminate upon termination of this Agreement. [***]. Termination shall not relieve YmAbs of its obligations to pay any fees owed at the time of termination and shall not impair any accrued right of MabVax. Termination shall not relieve YmAbs of any obligation or liability accrued under this Agreement prior to termination, or rescind any payment made to MabVax or action by YmAbs prior to the time termination becomes effective.

(b)
YmAbs will redeliver and assign to MabVax all Know-how and regulatory filings and approvals for Licensed Products then owned by YmAbs or its Affiliates or sublicensees, [***]. In this regard, YmAbs shall execute such filings, assignments and other documents as is necessary for such purpose.

(c)
The following Articles shall survive the termination or expiration of this Agreement:

(i)
Article 4 (RECORDS);

(ii)
Article 7 (REPRESENTATIONS AND WARRANTIES; LIMITATION OF LIABILITY; INDEMNIFICATION);

(iii)
Article 8 (CONFIDENTIALITY); and

(iv)
Article 9 (MISCELLANEOUS PROVISIONS).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 7. REPRESENTATIONS AND WARRANTIES; LIMITATION OF LIABILITY; INDEMNIFICATION

7.1
Representations and Warranties.

(a)
MabVax hereby represents and warrants to YmAbs that:

(i)
It is duly organized and validly existing under the laws of its jurisdiction of organization and has the requisite power and authority to execute, deliver and perform its obligations under this Agreement.

(ii)
MabVax has not granted as of the Effective Date, and shall not grant during the Term, any right, option, license or interest in or to any of the Patent Rights that is in conflict with the rights and licenses granted to YmAbs under this Agreement.

(iii)
As of the Effective Date, to MabVax’s knowledge, MabVax is not in possession of information that would, in its reasonable opinion and to its knowledge, render invalid and/or unenforceable any claims that are in any of the Patent Rights, and MabVax has no knowledge of any infringement of any of the Patent Rights by any third party.

(iv)
As of the Effective Date, MabVax is not currently bound by any agreement with any third party, or by any outstanding order, judgment, or decree of any court or administrative agency, that restricts it from granting to YmAbs the rights and licenses as set forth in this Agreement.

(v)
MabVax has until now and will continue to comply with all of its obligations to SKI under the terms of the SKI License Agreement in all material respects and will not take any action to terminate the SKI License Agreement without the prior written consent of YmAbs. Further, MabVax will not amend any of the terms of the SKI License Agreement that affect the rights and/or obligations of YmAbs, unless with the prior written approval of YmAbs, provided that such prior written approval of YmAbs shall not be needed for amendment of applicable provisions of the SKI License Agreement relating to payment obligations that do not affect YmAbs’ obligations.

(vi)
Exhibit A contains a complete and accurate list of all patents included in the Patent Rights that claim or Cover the Licensed Products or Licensed Process. Except for the Patent Rights, MabVax does not own or Control (by license or otherwise), as of the Effective Date, any patent that covers any invention that is necessary or useful to develop, manufacture, or commercialize any Licensed Product in the Field in the Territory.

(b)
YmAbs hereby represents and warrants to MabVax that:

(i)
It is duly organized and validly existing under the laws of its jurisdiction and has the requisite power and authority to execute, deliver and perform its obligations under this Agreement.

(ii)
YmAbs will [***] to obtain and seek to sell                                                                                                 any resulting Priority Review Voucher as set forth in Section 3.3.

(iii)
For the term of this Agreement, upon the commencement of clinical use, production, sale, or transfer by YmAbs, whichever occurs first, of any Licensed Product, YmAbs shall obtain and carry in full force and effect general liability insurance which shall protect YmAbs and MabVax in regard to events covered by Section 7.5(b). Such insurance shall be written by a reputable insurance company, shall list SKI as an additional named insured thereunder, shall be endorsed to include liability coverage, and shall require thirty (30) days written notice to be given to MabVax prior to any cancellation or material change thereof that would violate the foregoing. The limits of such insurance shall not be less than $[***] per occurrence with an annual aggregate of $[***] for personal injury, death or property damage. YmAbs shall provide MabVax with Certificates of Insurance evidencing the same.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

7.2
DISCLAIMER OF WARRANTY. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY PROVIDES ANY WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, REGARDING THE LICENSED PRODUCTS USED IN CLINICAL TRIALS OR FOR COMMERCIAL USE, AND EACH PARTY HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND FREEDOM FROM INFRINGEMENT OF THIRD PARTY RIGHTS.

7.3
LIMITATION OF LIABILITY. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR LOSS OF BUSINESS, OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON-PERFORMANCE HEREUNDER, EXCEPT WITH RESPECT TO ANY BREACH OF THE CONFIDENTIALITY OBLIGATIONS OF ARTICLE 8 OR TO THE EXTENT THAT THE LOSS IS COVERED BY THE INDEMNIFICATION OBLIGATIONS OF A PARTY UNDER SECTION 7.5. EXCEPT FOR MABVAX’S GROSS NEGLIGENCE OR BREACH OF ANY OF ITS REPRESENTATIONS OR WARRANTIES HEREUNDER, MABVAX SHALL NOT BE LIABLE TO YMABS FOR ANY DAMAGES UNDER THIS AGREEMENT EXCEEDING THE AMOUNTS PAID TO MABVAX UNDER THIS AGREEMENT.

7.4
MabVax shall have no responsibility for the quality of the Know-How and other items delivered to YmAbs. YmAbs agrees that the delivered Know-How and other items are delivered “As Is,” “With All Faults,” and “With All Defects.” YmAbs is solely responsible for determining whether the delivered Know-How and other items have applicability or utility in YmAbs’ contemplated exploitation of Licensed Products and in the Field, with no further assurances, and YmAbs assumes all risk and liability in connection with such determination.

7.5
Indemnification.

(a)
MabVax hereby agrees to indemnify, defend and hold harmless YmAbs from and against any and all costs, expenses, judgments, liabilities, damages and losses of any type (including reasonable attorney fees and costs) that YmAbs may suffer as a result of [***], except to the extent arising from an action for which YmAbs must indemnify MabVax pursuant to subsection (b).

(b)
YmAbs hereby agrees to indemnify, defend and hold harmless MabVax from and against any and all costs, expenses, judgments, liabilities, damages and losses of any type (including reasonable attorney fees and costs) that MabVax may suffer as a result of [***], except to the extent arising from an action for which MabVax must indemnify YmAbs pursuant to subsection (a).

(c)
In the event that either Party seeks indemnification under the terms of this Section 7.5(a or b), it shall inform the other Party of the claim as soon as reasonably practicable after it receives notice thereof, shall permit the indemnifying Party, at indemnifying Party’s cost, to assume direction and control of the defence of the claim, and shall co-operate as requested (at the expense of the indemnifying Party), in the defense of the claim. An indemnifying Party shall not settle or otherwise compromise any claim or suit in any manner that adversely affects the other Party hereunder or imposes obligations on the other Party in addition to those set forth in this Agreement, without prior written consent of the indemnified Party, for which consent shall not be unreasonably withheld or delayed.

(d)
YmAbs hereby agrees to indemnify, defend and hold harmless [***], and their respective successors, heirs and assigns (each an “Indemnitee”), from and against any and all costs, expenses, judgments, liabilities, damages and losses of any type (including reasonable attorney fees and costs) that they may suffer as a result of [***]. In the event that an Indemnitee seeks indemnification under the terms of this Section 7.5 (d) it shall inform YmAbs of the claim as soon as reasonably practicable after it receives notice thereof, shall permit YmAbs, at YmAbs’ cost, to assume direction and control of the defence of the claim, and shall co-operate as requested (at the expense of YmAbs), in the defence of the claim. YmAbs shall not settle or otherwise compromise any claim or suit in any manner (i) that does not release the Indemnitee from all liability with respect to such third party claims; or (ii) that adversely affects [***], without prior written consent of [***], for which consent shall not be unreasonably withheld or delayed.

ARTICLE 8. CONFIDENTIALITY

8.1
Each of the Parties undertakes to treat as strictly confidential all information that it receives from the other Party relating to its business affairs (“Confidential Information”). Each of the Parties may disclose the other Party’s Confidential Information to its employees, directors, agents, affiliates, or third party contractors, potential or actual investors, acquirers or collaborators, and advisors (“Representatives”); provided that such Representatives have a need to know the Confidential Information in order to carry out this Agreement and are under a written obligation to safeguard the Confidential Information prior to disclosure. This duty of confidentiality shall not include Confidential Information that is already in the public domain, which enters the public domain for reasons beyond the relevant Party’s control, or which must be disclosed under a statutory obligation (provide the disclosing Party uses reasonable efforts to seek confidential treatment thereof where available). This duty of confidentiality shall survive any expiration or termination of this Agreement for [***].

8.2
Neither Party shall disclose the terms and conditions of this Agreement or activities under this Agreement except as may be required by law or rules of a securities exchange. Notwithstanding the foregoing, with respect to complying with the disclosure requirements of any governmental authority or securities exchange in connection with any required filing of this Agreement, the Parties shall consult with one another concerning which terms of this Agreement shall be requested to be redacted in any public disclosure of the Agreement, and in any event each Party shall seek reasonable confidential treatment for any public disclosure by any such governmental authority or securities exchange. Each Party shall have the right to issue press releases in regards to this Agreement with the prior written agreement of the other Party or as required to comply with any law or by the rules of any stock exchange or automated quotation system (in the case of such required disclosure, by providing five (5) days’ notice to the other Party and reasonably considering comments provided by such other Party within two (2) days after such notice, or such shorter notice and comment time periods as the disclosing Party may reasonably require).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 9. MISCELLANEOUS PROVISIONS

9.1
Relationship of the Parties. The Parties are independent contractors and nothing herein shall be construed as creating a partnership, joint venture, employment or the relationship of principal and agent between the parties.

9.2
Assignment. This Agreement may not be assigned, in whole or in part, by a Party without the prior written consent of the other Party, except that such prior consent shall not be needed for assignment of this Agreement to a Party’s affiliate or successor-in-interest (whether by merger, acquisition, asset purchase, share purchase, or other transaction). Subject to the first sentence of this Section 9.2, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties’ successors and permitted assigns.

9.3
Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

9.4
Force Majeure. Neither Party shall be liable or responsible to the other Party for loss or damages, nor shall it have any right to terminate this Agreement for any default or delay attributable to any event beyond its reasonable control and without its fault or negligence, including without limitation acts of God, acts of government (including injunctions), fire, flood, earthquake, strike, lockout, labor dispute, breakdown of plant, shortage of critical equipment, loss or unavailability of manufacturing facilities or material, casualty or accident, civil commotion, acts of public enemies, acts of terrorism or threat of terrorist acts, blockage or embargo and the like; provided, however, that in each such case the Party affected shall (i) use reasonable efforts to avoid such occurrence and to remedy it promptly and (ii) give prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled and for thirty (30) days thereafter, and the Party receiving notice shall be similarly excused from its respective obligations which it is thereby disabled from performing; provided, however, that such affected Party commences and continues to take reasonable and diligent actions to cure such cause. Notwithstanding the foregoing, nothing in this Section 9.4 shall excuse or suspend the obligation to make any payment due hereunder in the manner and at the time provided.

9.5
Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) if delivered personally or by facsimile transmission (receipt verified), (b) three (3) business days after mailed by registered or certified mail (return receipt requested), postage prepaid, or (c) one (1) business day after sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

If to YmAbs:
YmAbs Therapeutics Inc.,
230 Park Avenue, Suite 3350
New York, NY 10169
USA
Att: Thomas Gad, President
Telephone: [***]
E-mail: [***]

With copies to:
Y-mAbs Therapeutics Inc.
230 Park Avenue, Suite 3350
New York, N.Y. 10169
Attn.: Sune R. Nyland, Esq.
Telephone: [***]
E-mail: [***]

If to MabVax:
MabVax Therapeutics Holdings, Inc.
11535 Sorrento Valley Road, Suite 400
San Diego, CA 92121
USA
Attn: David Hansen, President and CEO
Telephone: [***]
Mobile: [***]
E-mail: [***]

9.6
Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York, U.S.A., without regard to its or any other jurisdiction’s choice of law rules. The Parties hereto submit and consent to the jurisdiction of the courts of the State of New York, including the federal courts located therein, should federal jurisdiction requirements exist, in any action brought to enforce (or otherwise relating to) this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

9.7
Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

9.8
Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. A waiver by either Party of any term or condition of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for any similar instance in the future or any subsequent breach hereof.

9.9
Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Agreement is held to be prohibited by or invalid under applicable laws, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. In the event of such invalidity, the Parties shall seek to agree on an alternative enforceable provision that preserves the original purpose of this Agreement.

9.10
Construction. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

9.11
Entire Agreement; Third Party Beneficiaries. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties, and cancels and supersedes any and all prior or contemporaneous negotiations, correspondence, understandings, and agreements, whether oral or written, between the Parties respecting the subject matter hereof. This Agreement is not intended to confer upon any person other than the Parties hereto, as applicable, any rights or remedies.

9.12
Counterparts; Electronic Delivery. This Agreement may be executed simultaneously in two counterparts, either one of which need not contain the signature of more than one Party, but both of which taken together shall constitute one and the same agreement. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” or “.pdf”, or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement, shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature Page Follows]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

In Witness Whereof, the Parties have caused this Agreement to be executed as of the Effective Date by their duly authorized representatives as set forth below:

Y-mAbs Therapeutics, Inc. By: /s/ Thomas Gas Name: Thomas Gad Title: Chairman, President	MabVax Therapeutics Holdings, Inc. By: /s/ J. David Hansen Name: J. David Hansen Title: President and CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Exhibit A

Patent Rights

[***]
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Exhibit B

Know-How

[***]
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED
Exhibit C

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Assumed Obligations

Assumed obligations means all due diligence obligations under Article III, payment obligations under Article V, reporting obligations under Article VI, and obligations to SKI under Articles IX, XI, XII, XIII and XIV of the SKI License Agreement, all solely with respect to the Licensed Products in the Field and incurred after the Effective Date (as they may have been amended or waived with respect to YmAbs or its sublicensees under the Side Letter of even date between MabVax and SKI).

81721496v.1
YmAbs agrees that it is solely responsible for performing all obligations under the SKI License Agreement after the Effective Date that arise solely out of and relate solely to YmAbs’ development, manufacture, use or commercialization of Licensed Products in the Field, and that it will comply with all such terms of the SKI License Agreement in a timely manner as required thereunder (all as they may have been amended or waived with respect to YmAbs or its sublicensees under the Side Letter of even date between MabVax and SKI).
Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.